Securities, 424I - Securities, 424I: 1	Jun. 29, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of beneficial interest
Aggregate Sales Price	$ 335,156,041.00
Aggregate Redeemed or Repurchased, FY	13,597,884.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 321,558,157.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 44,407.18